2 Forward-Looking Statements and Additional Information Forward-Looking Statements This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company's website at www.crawco.com. Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. Revenues Before Reimbursements ("Revenues") Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. Segment and Consolidated Operating Earnings Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its three operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, goodwill impairment, restructuring costs, income taxes and net income or loss attributable to noncontrolling interests and redeemable noncontrolling interests. Earnings Per Share The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class. In certain periods, the Company has paid a higher dividend on CRD-A than on CRD-B. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. Segment Gross Profit Segment gross profit is defined as segment revenues, less direct costs, which exclude indirect centralized administrative support costs allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Non-GAAP Financial Information For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

3

First Quarter 2020 Financial Highlights 4

Crawford's Response to COVID-19 5

First Quarter 2020 Performance 6

7 Execution Across Our Service Lines

8 Current Market Trends

9 Disciplined Capital Allocation

10

11 First Quarter 2020 Financial Summary Quarter Ended March 31, March 31, ($ in millions, except per share amounts) 2020 2019 % Change Revenues $237.5 $247.1 (4)% Non-GAAP Revenues excluding foreign exchange fluctuations(1) $238.8 $247.1 (3)% Net (Loss) Income Attributable to Shareholders of Crawford & Company ($11.4) $6.1 (287)% Diluted (Loss) Earnings per Share CRD-A ($0.21) $0.12 (275)% CRD-B ($0.23) $0.10 (330)% Non-GAAP Diluted Earnings per Share (1) CRD-A $0.03 $0.12 (75)% CRD-B $0.01 $0.10 (90)% Adjusted Operating Earnings (1) $7.0 $14.7 (52)% Adjusted Operating Margin (1) 2.9% 5.9% (300)bps Adjusted EBITDA (1) $16.7 $21.1 (21)% Adjusted EBITDA Margin (1) 7.0% 8.5% (150)bps (1) See appendix for non-GAAP explanation and reconciliation of non-GAAP measures.

12 Crawford TPA Solutions Segment Highlights Three months ended Highlights 2020 (in thousands, except March 31, March 31, Based on percentages) 2020 2019 Variance 2019 rates Variance • U.S. client renewal rate at 98% and several new client wins in the quarter Revenues $96,935 $97,794 (0.9%) $97,278 (0.5%) • Economic weakness caused claims volume headwinds, with slight increase in claims from the Direct expenses 73,694 72,331 1.9% 73,944 2.2% healthcare sector Gross profit 23,241 25,463 (8.7%) 23,334 (8.4%) Indirect expenses 16,956 18,730 (9.5%) 16,990 (9.3%) Operating Results (1Q 2020 v. 1Q 2019) Operating earnings $6,285 $6,733 (6.7%) $6,344 (5.8%) Gross profit margin 24.0% 26.0% (2.0%) 24.0% (2.0%) • Revenues of $96.9 million versus $97.8 million • Constant dollar revenues of $97.3 million Operating margin 6.5% 6.9% (0.4%) 6.5% (0.4%) • Gross profit of $23.2 million versus $25.5 million • Gross profit margin of 24.0% versus 26.0% Total cases received 204,600 201,694 1.4% • Operating earnings of $6.3 million versus $6.7 Full time equivalent million employees 3,230 3,158 2.3% • Operating earnings margin of 6.5% versus 6.9%

13 Crawford Claims Solutions Segment Highlights Three months ended 2020 Highlights (in thousands, except March 31, March 31, Based on percentages) 2020 2019 Variance 2019 rates Variance • Secured new Dallas site with over 600 staff Revenues $77,587 $83,319 (6.9%) $78,211 (6.1%) members to support our newest large carrier • Accelerated deployment of YouGoLook, video Direct expenses 63,800 66,242 (3.7%) 64,218 (3.1%) collaboration, and other new adjusting capabilities • Benign weather in North America with no named Gross profit 13,787 17,077 (19.3%) 13,993 (18.1%) storms and warm temperatures Indirect expenses 17,466 17,390 0.4% 17,560 1.0% Operating loss ($3,679) ($313) nm ($3,567) nm Operating Results (1Q 2020 v. 1Q 2019) Gross profit margin 17.8% 20.5% (2.7%) 17.9% (2.6%) • Revenues of $77.6 million versus $83.3 million Operating margin (4.7%) (0.4%) (4.3%) (4.6%) (4.2%) • Constant dollars revenues of $78.2 million • Gross profit of $13.8 million versus $17.1 million Total cases received 111,407 119,182 (6.5%) • Gross profit margin of 17.8% versus 20.5% Full time equivalent • Operating loss of $(3.7) million versus $(0.3) million employees 2,748 2,908 (5.5%) • Operating loss margin of (4.7)% versus (0.4)%

14 Crawford Specialty Solutions Segment Highlights Highlights Three months ended • 2020 (in thousands, except March 31, March 31, Based on percentages) 2020 2019 Variance 2019 rates Variance • GTS added several new programs across the globe, and we expanded our presence in Japan, the Revenues $63,009 $65,945 (4.5%) $63,310 (4.0%) world's third largest insurance market • Beginning to see COVID-19-related BI claims Direct expenses 44,007 43,504 1.2% 44,249 1.7% activity Gross profit 19,002 22,441 (15.3%) 19,061 (15.1%) • Lower assignments in North America for Contractor Connection driven by benign weather Indirect expenses 12,045 10,246 17.6% 12,086 18.0% Operating earnings $6,957 $12,195 (43.0%) $6,975 (42.8%) Operating Results (1Q 2020 v. 1Q 2019) Gross profit margin 30.2% 34.0% (3.8%) 30.1% (3.9%) Operating margin 11.0% 18.5% (7.5%) 11.0% (7.5%) • Revenues of $63.0 million versus $65.9 million • Constant dollars of $63.3 million Total cases received 69,521 86,387 (19.5%) • Gross profit of $19.0 million versus $22.4 million Full time equivalent • Gross profit margin of 30.2% versus 34.0% employees 1,458 1,496 (2.5%) • Operating earnings of $7.0 million versus $12.2 million • Operating margin of 11.0% versus 18.5%

15 Balance Sheet Highlights March 31, December 31, Unaudited ($ in thousands) 2020 2019 Change Cash and cash equivalents $ 83,110 $ 51,802 $ 31,308 Accounts receivable, net 121,230 128,217 (6,987) Unbilled revenues, net 108,898 103,894 5,004 Total receivables 230,128 232,111 (1,983) Goodwill 62,883 80,642 (17,759) Intangible assets arising from business acquisitions, net 72,625 75,083 (2,458) Deferred revenues 55,307 52,368 2,939 Pension liabilities 60,548 65,909 (5,361) Short-term borrowings and current portion of finance leases 39,822 28,546 11,276 Long-term debt, less current portion 187,271 148,408 38,863 Total debt 227,093 176,954 50,139 Total stockholders' equity attributable to Crawford & Company 141,029 159,317 (18,288) Net debt (1) 143,983 125,152 18,831 (1) See Appendix for non-GAAP explanation and reconciliation

16 Operating and Free Cash Flow For the year to date periods ended March 31, Unaudited ($ in thousands) 2020 2019 Change Net Income Attributable to Shareholders of Crawford & Company $ (11,399) $ 6,109 $ (17,508) Goodwill Impairment 17,674 — 17,674 Depreciation and Other Non-Cash Operating Items 9,180 9,037 143 Billed Receivables Change 6,084 1,571 4,513 Unbilled Receivables Change (7,240) (8,361) 1,121 Change in Accrued Compensation and 401K (10,928) (8,960) (1,968) Change in Accrued and Prepaid Income Taxes (10,355) 1,922 (12,277) Other Working Capital Changes 2,162 (602) 2,764 U.S. and U.K. Pension Contributions (3,156) (193) (2,963) Cash Flows from Operating Activities (7,978) 523 (8,501) Property & Equipment Purchases, net (2,708) (1,737) (971) Capitalized Software (internal and external costs) (4,803) (1,605) (3,198) Free Cash Flow(1) $ (15,489) $ (2,819) $ (12,670) (1) See Appendix for non-GAAP explanation and reconciliation

17 2020 Outlook

18 CONCLUSION Looking forward at Crawford's four primary objectives:

19

21 Appendix: Non-GAAP Financial Information Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, goodwill impairment, restructuring costs, income taxes and net income or loss attributable to noncontrolling interests.

22 Appendix: Non-GAAP Financial Information (cont.) Segment and Consolidated Gross Profit Gross profit is defined as revenues less direct expenses which exclude indirect overhead expenses allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage.   Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income attributable to shareholders of the Company with recurring adjustments for depreciation and amortization, net corporate interest expense, income taxes and stock-based compensation expense and foreign exchange fluctuations. Additionally, adjustments for non-recurring expenses for goodwill impairment and restructuring costs have been included in the calculation of adjusted EBITDA. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Adjusted Revenue, Operating Earnings, Pretax Earnings, Net Income, Diluted Earnings per Share and EBITDA Included in non-GAAP adjusted measurements as an add back or subtraction to GAAP measurements, are impacts of goodwill impairment, restructuring costs and foreign exchange impacts, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations.

23 Total Revenues Before Reimbursements by Major Currency The following table illustrates revenue as a percentage of total revenue in the major currencies of the geographic areas in which Crawford does business: Three Months Ended March 31, March 31, (in thousands) 2020 2019 USD USD Geographic Area Currency equivalent % of total equivalent % of total U.S. USD $ 134,448 56.6% $ 139,598 56.5% U.K. GBP 32,382 13.6% 31,581 12.8% Canada CAD 25,220 10.6% 29,884 12.1% Australia AUD 15,545 6.5% 16,255 6.6% Europe EUR 13,389 5.6% 12,865 5.2% Rest of World Various 16,547 7.0% 16,875 6.8% Total Revenues, before reimbursements $ 237,531 100% $ 247,058 100%

24 Reconciliation of Non-GAAP Items Revenues, Costs of Services Provided, and Operating Earnings Quarter Ended Quarter Ended March 31, March 31, Unaudited ($ in thousands) 2020 2019 Revenues Before Reimbursements Total Revenues $ 246,046 $ 256,377 Reimbursements (8,515) (9,319) Revenues Before Reimbursements $ 237,531 $ 247,058 Costs of Services Provided, Before Reimbursements Total Costs of Services $ 186,119 $ 187,207 Reimbursements (8,515) (9,319) Costs of Services Provided, Before Reimbursements $ 177,604 $ 177,888 Quarter Ended Quarter Ended March 31, March 31, Unaudited ($ in thousands) 2020 2019 Operating Earnings: Crawford Claims Solutions $ (3,679) $ (313) Crawford TPA Solutions 6,285 6,733 Crawford Specialty Solutions 6,957 12,195 Unallocated corporate and shared costs and credits, net (2,550) (3,914) Consolidated Operating Earnings 7,013 14,701 (Deduct) Add: Net corporate interest expense (2,224) (2,716) Stock option expense (290) (485) Amortization expense (2,756) (2,798) Goodwill impairment (17,674) — Restructuring costs (5,714) — Income tax benefit (provision) 8,486 (2,933) Net loss attributable to non-controlling interests and redeemable noncontrolling interests 1,760 340 Net (Loss) Income Attributable to Shareholders of Crawford & Company $ (11,399) $ 6,109

25 Reconciliation of Non-GAAP Items (cont.) Adjusted EBITDA Quarter Ended March 31, March 31, Unaudited ($ in thousands) 2020 2019 Net (loss) income attributable to shareholders of Crawford & Company $ (11,399) $ 6,109 Add: Depreciation and amortization 10,060 9,624 Stock-based compensation 880 (247) Net corporate interest expense 2,224 2,716 Goodwill impairment 17,674 — Restructuring costs 5,714 — Income tax (benefit) provision (8,486) 2,933 Foreign exchange impacts 16 — Adjusted EBITDA $ 16,683 $ 21,135

26 Reconciliation of Non-GAAP Items (cont.) Net Debt March 31, December 31, Unaudited ($ in thousands) 2020 2019 Net Debt Short-term borrowings $ 39,784 $ 28,531 Current installments of capital leases 38 15 Long-term debt and capital leases, less current installments 187,271 148,408 Total debt 227,093 176,954 Less: Cash and cash equivalents 83,110 51,802 Net debt $ 143,983 $ 125,152

27 Reconciliation of Non-GAAP Items (cont.) Segment Gross Profit Three months ended March 31, 2020 March 31, 2019 (in thousands) Segment gross profit: Crawford TPA Solutions $ 23,241 $ 25,463 Crawford Claims Solutions 13,787 17,077 Crawford Specialty Solutions 19,002 22,441 Segment gross profit 56,030 64,981 Segment indirect costs: Crawford TPA Solutions (16,956) (18,730) Crawford Claims Solutions (17,466) (17,390) Crawford Specialty Solutions (12,045) (10,246) Unallocated corporate and shared costs, net (2,550) (3,914) Consolidated operating earnings 7,013 14,701 Net corporate interest expense (2,224) (2,716) Stock option expense (290) (485) Amortization expense (2,756) (2,798) Goodwill impairment (17,674) — Restructuring costs (5,714) — Income tax benefit (provision) 8,486 (2,933) Net loss attributable to noncontrolling interests and redeemable noncontrolling interests 1,760 340 Net (loss) income attributable to shareholders of Crawford & Company $ (11,399) $ 6,109

28 Reconciliation of First Quarter Non-GAAP Results Three Months Ended March 31, 2020 Net (Loss) Income Non-GAAP Attributable Diluted (Loss) Diluted (Loss) Operating to Crawford & Earnings per Earnings per Unaudited ($ in thousands) Revenues Earnings Pretax Loss Company CRD-A Share CRD-B Share GAAP $ 237,531 $ 7,013 $ (21,645) $ (11,399) $ (0.21) $ (0.23) Adjustments: Goodwill impairment — — 17,674 — 9,133 0.18 0.18 Restructuring costs — — 5,714 — 3,263 0.06 0.06 Foreign exchange fluctuations 1,268 9 16 1 (10) — — , Non-GAAP Adjusted $ 238,799 $ 7,022 $ 1,759 $ 987 $ 0.03 $ 0.01 Three Months Ended March 31, 2019 Net Income Non-GAAP Attributable Diluted Diluted Operating Pretax to Crawford & Earnings per Earnings per Unaudited ($ in thousands) Revenues Earnings Earnings Company CRD-A Share CRD-B Share GAAP $ 247,058 $ 14,701 $ 8,702 $ 6,109 $ 0.12 $ 0.10 Adjustments: — — — — — — Non-GAAP Adjusted $ 247,058 $ 14,701 $ 8,702 $ 6,109 $ 0.12 $ 0.10